Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION

FOR IMMEDIATE RELEASE

6 March 2024

RECOMMENDED CASH ACQUISITION

of

Wincanton plc (“Wincanton”)

by

GXO Logistics, Inc. (“GXO”)

Switch from a takeover offer to a scheme of arrangement

Intention to indefinitely adjourn CMA CGM Offer Shareholder Meetings

On 26 February 2024, the boards of directors of Wincanton and CEVA Logistics UK Rose Limited (“CMA CGM”), a wholly-owned subsidiary of CEVA Logistics S.A. (itself a subsidiary of CMA CGM S.A.) made an announcement (the “Supplementary Scheme Announcement”) that they had reached agreement on the terms of an increased and final recommended cash offer for the entire issued and to be issued ordinary share capital of Wincanton, for an offer price of 480 pence in cash for each Wincanton Share (the “CMA CGM Revised Offer”).

On 29 February 2024, GXO announced its firm intention to make a cash offer to acquire the entire issued and to be issued share capital of Wincanton (the “Acquisition”) for an offer price of 605 pence in cash per Wincanton Share (the “GXO Offer”), to be effected by means of a takeover offer as defined in Part 28 of the Companies Act (the “Rule 2.7 Announcement”).

On 1 March 2024, the board of Wincanton announced the Wincanton Directors’ intention to recommend the GXO Offer and, accordingly, that they had withdrawn their recommendation of the CMA CGM Revised Offer.

GXO and Wincanton acknowledge the announcement made by CMA CGM yesterday, following the Wincanton Directors' change in recommendation, that:

•	it will not set aside the no price increase statement in the Supplementary Scheme Announcement;

•	it will not switch to a takeover offer (as defined in section 974 of the Companies Act) in respect of Wincanton; and

•	it is CMA CGM's intention that the CMA CGM Revised Offer will lapse in due course.

Accordingly, it is intended that the CMA CGM Offer Shareholder Meetings (as defined below) will be adjourned indefinitely in order to allow the GXO Offer to proceed. See paragraph “Indefinite adjournment of the CMA CGM Offer Shareholder Meetings” below for further information.

Switch of GXO Offer to a scheme of arrangement

The GXO Directors welcome the Wincanton Directors’ intention to recommend the GXO Offer and to support GXO to implement the Acquisition by way of a Scheme. Accordingly, GXO has elected, with the consent of Wincanton and the Panel, to implement the Acquisition by way of a recommended scheme of arrangement under Part 26 of the Companies Act.

Conditions to the GXO Offer

Save where set out in this Announcement, the terms and conditions of the Acquisition remain unchanged from those set out in the Rule 2.7 Announcement (subject to appropriate amendments to reflect the change in structure by which the Acquisition is to be implemented, being by a scheme of arrangement rather than the Offer). The amended conditions will be set out in full in the Scheme Document.

The Acquisition is conditional on, among other things, (a) a resolution to approve the Scheme being passed by a majority in number representing 75 per cent. in value of the Wincanton Shareholders present and voting (and entitled to vote) at the meeting summoned under section 896 of the Companies Act, either in person or by proxy (the “Court Meeting”); (b) the resolutions required to implement the Scheme being passed by the requisite majority of Wincanton Shareholders at a general meeting (the “General Meeting”); and (c) the sanction of the Scheme by the High Court of Justice in England and Wales. The Acquisition is no longer conditional on the Acceptance Condition.

GXO Offer timetable

Full details of the Scheme, including an indicative timetable for its implementation and the necessary action to be taken by Wincanton Shareholders and together with notices of the Court Meeting and the General Meeting, will be set out in a scheme document (the “Scheme Document”), which is expected to be posted to Wincanton Shareholders and, for information only, to persons with information rights as soon as reasonably practicable and, in any event by 28 March 2024, being within 28 days of the Rule 2.7 Announcement (or such later time as the Panel, GXO and Wincanton may agree).

The Scheme is expected to become Effective in mid-Q2 2024.

GXO Offer irrevocable undertakings

All of the irrevocable undertakings described in the Rule 2.7 Announcement and the separate announcement made by GXO on 29 February 2024 regarding shareholder support for the Acquisition continue to remain valid in relation to the Scheme. These commitments comprise irrevocable undertakings in respect of, in aggregate, 42,395,691 Wincanton Shares and representing approximately 34.0 per cent. of the issued share capital of Wincanton as at 5 March 2024.

GXO Offer: De-listing, cancellation of trading and re-registration

Prior to the Scheme becoming Effective, it is intended that Wincanton will make applications to the London Stock Exchange for the cancellation of trading of Wincanton Shares on the London Stock Exchange’s main market for listed securities and to the FCA for the cancellation of listing of Wincanton Shares on the Official List. It is expected that such cancellation of admission to trading and listing would take effect from or shortly after the Effective Date.

On the Effective Date, share certificates in respect of Wincanton Shares will cease to be valid and should be destroyed. In addition, entitlements to Wincanton Shares held within the CREST system will be cancelled.

It is also proposed that, following the Effective Date and after the cancellation of the admission of the Wincanton Shares to trading on the Main Market and the listing of Wincanton Shares on the Official List, Wincanton will be re-registered as a private limited company under the relevant provisions of the Companies Act.

Indefinite adjournment of the CMA CGM Offer Shareholder Meetings

Further to the announcement by Wincanton on 1 March 2024 of the withdrawal by the Wincanton Directors of their recommendation of the CMA CGM Revised Offer, Wincanton intends to adjourn the Meetings (as defined in the CMA CGM Scheme Document) (the “CMA CGM Offer Shareholder Meetings”), which are both currently scheduled to be held on 13 March 2024, in order to allow the GXO Offer to proceed.

In light of this indefinite adjournment, the Wincanton Directors recommend that Wincanton Shareholders cancel any plans to attend the CMA CGM Offer Shareholder Meetings scheduled for 13 March 2024.

Capitalised terms used in this announcement (the "Announcement"), unless otherwise defined, shall have the meanings given to them in the Rule 2.7 Announcement.

This Announcement is made jointly by Wincanton and GXO.

Enquiries

Wincanton James Wroath, Chief Executive Officer Tom Hinton, Chief Financial Officer	+44 (0)12 4971 0000
HSBC (Lead Financial Adviser, Rule 3 Adviser and Joint Corporate Broker to Wincanton) Anthony Parsons Christopher Fincken Charles-Antoine de Chatillon Joe Weaving	+44 (0)20 7991 8888
Deutsche Numis (Joint Financial Adviser and Joint Corporate Broker to Wincanton) Mark Lander George Price Stuart Ord	+44 (0)20 7260 1000
UBS (Joint Financial Adviser to Wincanton) Sandip Dhillon Arnould Fremy Hew Glyn Davies	+44 (0)20 7567 8000
Headland (PR Adviser to Wincanton) Susanna Voyle Henry Wallers	+44 (0)20 3805 4822
GXO
Matthew Schmidt (US media) Neil Shelton (Investor contact) Chris Jordan (Investor contact)	+1 (203) 307 2809 +44 (0)7929 651 023 + 1 (203) 769 7228
Rothschild & Co (Lead Financial Adviser to GXO)
Neil Thwaites Matthew Price	+44 (0)20 7280 5000
BofA Securities (Joint Financial Adviser and Corporate Broker to GXO)

Geoff Iles Peter Luck Justin Anstee Ray Williams	+44(0)20 7628 1000
Brunswick (PR Adviser to GXO)
Simon Sporborg David Litterick Pip Green	+44 (0)20 7404 5959

Freshfields Bruckhaus Deringer LLP is acting as legal adviser to GXO in connection with the Acquisition. Wachtell Lipton Rosen & Katz is acting as legal adviser to GXO in connection with debt finance aspects of the Acquisition.

Herbert Smith Freehills LLP is acting as legal adviser to Wincanton.

Important notices

HSBC Bank plc (“HSBC”), which is authorised by the Prudential Regulation Authority and regulated in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority, is acting as financial adviser to Wincanton and no one else in connection with the matters described in this Announcement and will not be responsible to anyone other than Wincanton for providing the protections afforded to clients of HSBC, or for providing advice in connection with the matters referred to herein. Neither HSBC nor any of its group undertakings or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of HSBC in connection with this Announcement or any matter referred to herein.

Numis Securities Limited (trading for these purposes as Deutsche Numis) (“Deutsche Numis”), which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting as exclusively for Wincanton and no one else in connection with the matters described in this Announcement and will not be responsible to anyone other than Wincanton for providing the protections afforded to clients of Deutsche Numis, or for providing advice in connection with the matters referred to herein. Neither Deutsche Numis nor any of its group undertakings or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Deutsche Numis in connection with this Announcement or any matter referred to herein.

UBS AG London Branch (“UBS”) is authorised and regulated by the Financial Market Supervisory Authority in Switzerland. It is authorised by the Prudential Regulation Authority and subject to regulation by the Financial Conduct Authority and limited regulation by the Prudential Regulation Authority in the United Kingdom. UBS is acting exclusively as financial adviser to Wincanton and no one else in connection with the matters described in this Announcement. In connection with such matters, UBS, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to any other person for providing the protections afforded to their clients or for providing advice in relation to this Announcement or any other matter referred to herein.

N.M. Rothschild & Sons Limited ("Rothschild & Co"), which is authorized and regulated by the Financial Conduct Authority in the United Kingdom, is acting exclusively for GXO and for no one else in connection with this Announcement and will not be responsible to anyone other than GXO for providing the protections afforded to its clients or for providing advice in connection with the subject matter of this Announcement.

Merrill Lynch International (“BofA Securities”), a subsidiary of Bank of America Corporation which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting exclusively for GXO and for no one else in connection with the matters set out in this Announcement and will not be responsible to anyone other than GXO for providing the protections afforded to its clients or for providing advice in relation to the subject matter of this Announcement or any other matters referred to in this Announcement.

Further information

This Announcement is for information purposes only and is not intended to and does not constitute, or form part of, an offer to sell or an invitation to purchase any securities or the solicitation of an offer to buy, or otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise, nor shall there be any purchase, sale, issuance, transfer or exchange of securities of Wincanton or such solicitation in any jurisdiction in contravention of applicable law. The Acquisition will be made solely by means of the Scheme Document (or, if the Acquisition is effected by way of a Takeover Offer, the offer document) which, together with the forms of proxy, will contain the full terms and conditions of the Acquisition, including details of how to vote in respect of the Acquisition.

This Announcement has been prepared for the purpose of complying with English law, the Code, the Market Abuse Regulation and the Disclosure Guidance and Transparency Rules and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of other jurisdictions.

Wincanton and GXO urge Wincanton Shareholders to read the Scheme Document when it becomes available because it will contain important information relating to the Acquisition. Any decision to vote in respect of the resolutions to be proposed at the Court Meeting and the General Meeting or other response in relation to the Acquisition should be based on the information contained in the Scheme Document (or, if the Acquisition is implemented by way of a Takeover Offer, the offer document containing such Takeover Offer).

Each Wincanton Shareholder is advised to consult their independent professional adviser regarding the tax consequences to them (or to their beneficial owners) of the Acquisition.

This Announcement does not constitute a prospectus, prospectus equivalent document or exempted document.

If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under FSMA if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

Overseas Shareholders

The release, publication or distribution of this Announcement in certain jurisdictions may be restricted by law. Persons who are not resident in the United Kingdom or who are subject to the laws of other jurisdictions should inform themselves of, and observe, any applicable requirements. Further details in relation to Overseas Shareholders will be contained in the Scheme Document. Any failure to comply with the applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Acquisition disclaim any responsibility or liability for the violation of such restrictions by any person.

The Acquisition relates to shares of an English company and is proposed to be effected by means of a scheme of arrangement under the laws of England and Wales. Neither the US proxy solicitation rules nor the tender offer rules under the US Exchange Act apply to the Acquisition. Accordingly, the Acquisition is subject to the disclosure requirements, rules and practices applicable in the United Kingdom to schemes of arrangement, which differ from the requirements of US proxy solicitation or tender offer rules. However, if GXO were to elect to implement the Acquisition by means of a Takeover Offer, such Takeover Offer would be made in compliance with all applicable laws and regulations, including Section 14(e) of the US Exchange Act and Regulation 14E thereunder. Such a Takeover Offer would be made in the United States by GXO and no one else. In addition to any such Takeover Offer, GXO, certain affiliated companies and the nominees or brokers (acting as agents) of GXO may make certain purchases of, or arrangements to purchase, shares in Wincanton outside such Takeover Offer during the period in which such Takeover Offer would remain open for acceptance. If such purchases or arrangements to purchase were to be made, they would be made outside the United States and would comply with applicable law, including the US Exchange Act.

None of the securities referred to in this Announcement have been approved or disapproved by the US Securities and Exchange Commission, any state securities commission in the United States or any other US regulatory authority, nor have such authorities passed upon or determined the adequacy or accuracy of the information contained in this Announcement. Any representation to the contrary is a criminal offence in the United States.

Wincanton’s financial statements, and all financial information that is included in this Announcement, or that may be included in the Scheme Document, have been prepared in accordance with accounting standards applicable in the United Kingdom and may not be comparable to financial statements of companies in the United States or other companies whose financial statements are prepared in accordance with generally accepted accounting principles in the United States.

It may be difficult for United States holders of Wincanton Shares to enforce their rights and any claim arising out of the United States federal laws, since Wincanton is located in a non-United States jurisdiction, and some or all of their officers and directors may be residents of a non-United States jurisdiction. United States holders of Wincanton Shares may not be able to sue a non-United States company or its officers or directors in a non-United States court for violations of the United States securities laws. Further, it may be difficult to compel a non-United States company and its affiliates to subject themselves to a United States court’s judgement.

Unless otherwise determined by GXO or required by the Code and permitted by applicable law and regulation, the Acquisition will not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote, or procure the vote, in favour of the Scheme and the Acquisition by any such use, means, instrumentality or from within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this Announcement and all documents relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction, and persons receiving this Announcement and all documents relating to the Acquisition (including custodians, nominees and trustees) must observe these restrictions and must not mail or otherwise distribute or send them in, into or from such jurisdictions where to do so would violate the laws in that jurisdiction. If the Acquisition is implemented by way of a Takeover Offer (unless otherwise permitted by applicable law and regulation), the Takeover Offer may not be made directly or indirectly, in or into, or by the use of mails or any means or instrumentality (including, but not limited to, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or of any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Takeover Offer may not be capable of acceptance by any such use, means, instrumentality or facilities.

The availability of the Acquisition to Wincanton Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdictions in which they are resident. Persons who are not resident in the United Kingdom should inform themselves of, and observe, any applicable requirements. In particular, the ability of persons who are not resident in the United Kingdom to vote their Wincanton Shares with respect to the Scheme at the Meetings, or to appoint another person as proxy to vote at the Meetings on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located.

The Acquisition will be subject to the applicable requirements of the Code, the Panel, and the London Stock Exchange.

If GXO were to elect to implement the Acquisition by means of a Takeover Offer and it was determined that Rule 14e-5 of the US Exchange Act applied to the Takeover Offer, then in accordance with normal UK practice and pursuant to Rule 14e-5(b) of the US Exchange Act, GXO or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, Wincanton Shares outside the United States, other than pursuant to the GXO proposal, before or during the period in which the GXO proposal, if made, remains open for acceptance. Also, in such circumstances, in accordance with Rule 14e-5(b) of the US Exchange Act, Rothschild & Co, BofA Securities, HSBC, Deutsche Numis and UBS and their respective affiliates may continue to act as exempt principal traders in Wincanton securities on the London Stock Exchange. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases will be disclosed as required in the United Kingdom, will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website, www.londonstockexchange.com.

Forward-looking statements

This Announcement (including information incorporated by reference in this Announcement), oral statements made regarding the Acquisition, and other information published by GXO and Wincanton contain statements which are, or may be deemed to be, “forward-looking statements”, including for the purposes of the US Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of GXO and Wincanton about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. The forward-looking statements contained in this Announcement include statements relating to the expected effects of the Acquisition on GXO and Wincanton, the expected timing and scope of the Acquisition and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements may include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, dividend policy, losses and future prospects; (ii) business and management strategies and the expansion and growth of GXO's or the Wincanton Group's operations and potential synergies resulting from the Acquisition; and (iii) the effects of global economic conditions and government regulation on GXO's or the Wincanton Group's business. Although GXO and Wincanton believe that the expectations reflected in such forward-looking statements are reasonable, GXO and Wincanton can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, the satisfaction of the Conditions and the risks discussed in GXO’s filings with the SEC, as well as additional factors, such as: economic conditions generally; supply chain challenges, including labour shortages; competition and pricing pressures; GXO and/or Wincanton’s ability to align GXO and/or Wincanton’s investments in capital assets, including equipment, service centres and warehouses, to their respective customers’ demands; GXO and/or Wincanton’s ability to successfully integrate and realise anticipated benefits, synergies, cost savings and profit improvement opportunities with respect to acquired companies, including the Acquisition; acquisitions may be unsuccessful or result in other risks or developments that adversely affect GXO and/or Wincanton’s financial condition and results; GXO and/or Wincanton’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; GXO and/or Wincanton’s ability to raise debt and equity capital; litigation; labour matters, including GXO and/or Wincanton’s ability to manage its subcontractors, and risks associated with labour disputes at GXO and/or Wincanton’s customers and efforts by labour organizations to organize its employees; risks associated with defined benefit plans for GXO and/or Wincanton’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fluctuations in customer confidence and spending; issues related to GXO and/or Wincanton’s intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; natural disasters, terrorist attacks or similar incidents; a material disruption of GXO and/or Wincanton’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; the impact of potential cyber-attacks and information technology or data security breaches; and the inability to implement technology initiatives or business systems successfully. Other unknown or unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. Neither GXO nor Wincanton, nor any of their respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations (including under the UK Listing Rules and the Disclosure and Transparency Rules of the FCA), neither GXO or Wincanton is under any obligation, and GXO and Wincanton expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No profit forecasts, profit estimates or quantified benefits statements

No statement in this Announcement is intended as a profit forecast, profit estimate or quantified benefits statement for any period and no statement in this Announcement should be interpreted to mean that earnings or earnings per share for Wincanton for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per share for Wincanton.

Dealing and Opening Position Disclosure Requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3 of the Code.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4 of the Code).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Information relating to Wincanton Shareholders

Please be aware that addresses, electronic addresses and certain other information provided by Wincanton Shareholders, persons with information rights and other relevant persons for the receipt of communications from Wincanton may be provided to GXO during the Offer Period as required under Section 4 of Appendix 4 to the Code to comply with Rule 2.11(c) of the Code.

Publication on website and hard copies

A copy of this Announcement and the documents required to be published pursuant to Rule 26 of the Code will be available free of charge, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on Wincanton’s website at https://www.Wincanton.co.uk/investors/ and on GXO’s website.

Neither the content of any website referred to in this Announcement nor the content of any website accessible from hyperlinks is incorporated into, or forms part of, this Announcement.

In accordance with Rule 30.3 of the Code, Wincanton Shareholders, persons with information rights and participants in the Wincanton Share Plans may request a hard copy of this Announcement by contacting Equiniti during business hours on +44 (0)371 384 2050 or by submitting a request in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, United Kingdom. Calls outside the United Kingdom will be charged at the applicable international rate. The helpline is open between 8.30 a.m. to 5.30 p.m. (London time), Monday to Friday, excluding public holidays in England and Wales. Please note that Equiniti cannot provide any financial, legal or tax advice and calls may be recorded and monitored for security and training purposes. Wincanton Shareholders may also request that all future documents, announcements and information to be sent to them in relation to the Acquisition should be in hard copy form. If a Wincanton Shareholder has received this Announcement in electronic form, hard copies of this Announcement and any document or information incorporated by reference into this Announcement will not be provided unless such a request is made.

Rounding

Certain figures included in this Announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.